UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

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☐	Soliciting Material Pursuant to §240.14a-12

ACP Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACP FUNDS TRUST

c/o Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD March 21, 2014

The Special Meeting of Shareholders (“Meeting”) of ACP FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware (the “Fund”), will be held in in Suite C-220, 150 N. Radnor Chester Rd., Radnor, PA 19087, on Friday, March 21, 2014 at 8:30 a.m., Eastern Standard time, for the following purposes:

Matters to be Voted On By All Shareholders:

1.  To approve a new investment management agreement among the Fund, Barlow Partners, Inc. (“Barlow”)       and Ascendant Capital Partners, LLC (“Ascendant”) pursuant to which Barlow will serve as investment       adviser to the Fund and Ascendant will serve as sub-advisor to the Fund.

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Fund as of the close of business on January 31, 2014 are entitled to notice of and to vote at the Meeting.

You are cordially invited to attend the Meeting. Please complete, date and sign the enclosed proxy card and return it as soon as possible, even if you plan on attending the Meeting in person. Please return the completed proxy to the attention of Pinnacle Fund Administration, by fax: 1-704-752-8997 or by mail in the envelope provided for that purpose. If returning by fax, please be sure to sign your card and fax all pages of the proxy card.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund (the “Board”). The Board voted unanimously to approve the New Agreement and believes that the proposal is in the best interests of the Fund and its Shareholders. The Board unanimously recommends that you vote in favor of the proposal set out in the enclosed proxy.

In the event that Shareholders holding forty-percent of the total number of shares entitled to vote (a “Quorum”) are not present at a Meeting of the Fund in person or by Proxy, or the vote required to approve or reject any Proposal is not obtained at the Meeting of the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the Shareholders holding a majority of the Fund’s interests present in person or by Proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those Proxies which have been received by the date of the Meeting.

If you have any questions regarding the enclosed proxy material or if you need assistance in voting your Interests, please contact Stephanie Davis at Ascendant Capital Partners LLC, Telephone: 1-610-688-4180.

By order of the Board of Trustees,

Gary Shugrue
Director and President
ACP FUNDS TRUST

February 21, 2014

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IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy Card. Please fill in, sign and return the enclosed Proxy Card in order that the necessary Quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
On March 21, 2014

The Proxy Statement for the Special Meeting of Shareholders is available via email, and is available on the internet at www.acpfunds2014proxy.com

Please send request to sstrid@acpfunds.com.

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ACP FUNDS TRUST

c/o Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

PROXY STATEMENT

Special Meeting of Shareholders

March 21, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of ACP FUNDS TRUST (the “Fund”) for use at the Special Meeting of Shareholders of the Fund to be held on March 21, 2014 (the “Meeting”), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about February 21, 2014.

If the enclosed form of Proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the Proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by Shareholders of the Fund (“Shareholders”) will be voted for a new investment management agreement among the Fund, Barlow Partners, Inc. (“Barlow”), and Ascendant Capital Partners LP (“Ascendant”), as set forth in the attached Notice of Special Meeting of Shareholders. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to Pinnacle Fund Administration, the Fund’s current administrator (“Pinnacle” or the “Current Administrator”), whether by mail (15720 John J. Delaney Drive, Suite 206 Charlotte, NC 28277) or fax (1- 704-752-8997), execution and delivery of a later dated Proxy to Pinnacle, whether by mail or fax (if returned and received in time to be voted), or attendance and voting at the Meeting.

Shareholders of record of the Fund as of the close of business on January 31, 2014, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the “Record Date”), are entitled to cast a number of votes equivalent to the Shareholder’s full and fractional shares of the Fund determined as of the Record Date. The net asset value of the Fund as of the Record Date was approximately $38,800,000.

The cost of soliciting proxies for the Meeting of the Fund, consisting principally of printing and mailing expenses, will be borne by Barlow Partners, Inc. (“Barlow”). The solicitation of proxies will be by mail, telephone or otherwise through Trustees, officers of the Fund, officers and employees of Ascendant, the Fund’s current investment manager (the “Current Investment Manager”) without special compensation therefor.

Proxies are expected to be solicited principally by mail, but the Fund or Ascendant may also solicit Proxies by telephone, fax or personal interview. The Fund’s officers will not receive any additional compensation for any such solicitation. Barlow will bear 100% of these solicitation costs.

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BACKGROUND

ACP Funds Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund are not registered under the Securities Act of 1933, as amended (the "Securities Act"). Currently, the Fund offers Shares of the ACP Institutional Series Strategic Opportunities Fund, which generally invests all of its assets in the ACP Strategic Opportunities Fund II, LLC under a master/feeder structure. The ACP Strategic Opportunities Fund II, LLC is referred to herein as the "Master Fund". Interests in the Master Fund are not registered under the Securities Act. Ascendant Capital Partners, LP currently serves as the Investment Manager for both the ACP Funds Trust as well as the Master Fund. The Investment Manager invests the Master Fund's assets in a "fund of funds" investment style whereby it invests in other unregistered investment funds (i.e., hedge funds, referred to herein as "Underlying Funds") that employ various investment styles.

Ascendant Capital Partners’ management believes that entering into a new investment management agreement pursuant to which Barlow will act as investment adviser and Ascendant will act as sub-advisor will benefit the Fund and its Shareholders in a number of ways, including (1) increasing the Fund’s branding and distribution efforts in that the Fund would be included in the Barlow suite of products, which currently offers hedge fund of funds products to high net worth investors and institutions, (2) increasing the Fund’s assets under management through these increased distribution efforts and thereby reducing the Fund’s annual operating expense ratio, as certain fixed costs would be allocated over a larger asset base, (3) producing various operational efficiencies that would result from a collaborating on certain investment activities with Barlow (4) giving the Fund access to Barlow’s significant hedge fund expertise. A new investment management agreement for the Fund requires Shareholder approval and this proxy statement sets forth important information regarding the proposal to enter into the new investment management agreement.

At a meeting held on January 22, 2014, the Fund’s Board, including a majority of the Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), approved the New Agreement among the Fund, Barlow, and Ascendant described in Proposal 1 ( the “Proposal”). At this Board meeting, the Fund’s Board also directed that a meeting of the Shareholders be called to consider approval of the Proposal.

If the Proposal is approved by the Fund’s Shareholders, the New Agreement will be effective as of March 21, 2014 (the “Effective Date”). No change is expected in the investment objective of the Fund or the strategies used to achieve those objectives. Ascendant’s investment personnel and the Fund’s other service providers will remain the same.

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PROPOSAL 1:

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Approval of the New Investment Management Agreement

In connection with the proposed agreement among the Fund, Ascendant Capital Partners LP and Barlow Partners, Inc., Ascendant proposed to the Board and the Board approved a new investment management agreement (the “New Investment Management Agreement”), pursuant to which Barlow Partners, Inc. will serve as the Fund’s investment adviser and Ascendant Capital Partners LP will serve as the Fund’s sub-advisor. The Fund does not pay a management fee directly pursuant to the New Investment Management Agreement; however, the Fund bears its allocable portion of the Management Fee paid by the Master Fund. Concurrent with the Fund’s meeting of Shareholders, the Master Fund will hold a special Shareholder’s meeting, the Master Fund's shareholders will be asked to approve its new Investment Management Agreement between the Master Fund, Barlow and Ascendant.

The New Investment Management Agreement is similar to the Fund’s Current Investment Management Agreement. The material differences between the New Investment Management Agreement and the Current Investment Management Agreement are discussed below in the section entitled “New Investment Management Agreement.”

The Board, including the Independent Trustees, has carefully considered the matter on behalf of the Fund. The Fund’s Board, for the reasons discussed below in the section entitled “Board Considerations,” unanimously approved the New Investment Management Agreement, and the Board unanimously recommends that the Shareholders approve the New Investment Management Agreement to be effective following the Meeting. In the event that the Proposal (“Approval of New Investment Management Agreement”) is not approved by the requisite vote of Shareholders at the Meeting, the Proposal will not be considered approved, and the Current Investment Management Agreement will continue in effect. The Fund’s Board may then consider alternative management arrangements for the Fund.

Current Investment Management Agreement and Fees Paid

The Current Investment Manager currently serves as the Fund’s investment manager pursuant to the Current Investment Management Agreement. The Fund’s Board, including a majority of the Independent Trustees, most recently approved the continuation of the Current Investment Management Agreement on December 16, 2013.

Under the Master Fund’s current Investment Management Agreement, the Master Fund pays a fee to the Current Investment Manager as compensation for the investment management services rendered by the Current Investment Manager. The Current Investment Manager for the Master Fund receives an annual Management Fee equal to 1.50% of the Master Fund’s net assets, which is subject to a fee adjustment (the “Management Fee Adjustment”) based on the Master Fund’s rolling twelve month performance .. Specifically, the monthly Management Fee equals one-twelfth of the applicable Net Management Fee below based on the Master Fund’s annual performance for the preceding twelve-month period. The Investment Manager’s fee is calculated and accrued monthly, and paid out to the Master Fund’s current Investment Manager on a monthly basis. The Management Fee Adjustment is determined in accordance with the Master Fund’s rolling twelve month return. If the Master Fund’s rolling twelve month performance is 6.00% of the Master Fund’s capital account or greater (which includes realized and unrealized appreciation and income with respect to the underlying portfolio), the fee is 1.50%. If the Master Fund’s rolling twelve month performance drops below 6.00%, the management fee adjusts to 1.00%. Additional Fund expenses for 2013 were 0.65%. Under the Current Investment Management Agreement, the Master Fund, during its most recent fiscal year, paid aggregate management fees to the Current Investment Manager of $743,426. Although the Fund does not pay any direct investment management fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of any management fee charged to the Master Fund.

Ascendant Capital Partners, LP

Ascendant, was organized as a Delaware limited liability company in 2001, has served as general partner, manager, and investment advisor in connection with the ACP Strategic Opportunities Fund II, LLC and ACP Funds Trust since the Funds’ inception in April 2002 and November 2003, respectively. Ascendant Capital Partners LP currently is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Ascendant Capital Partners LP is located at 150 N. Radnor-Chester Road, Suite C-220, Radnor, PA 19087.

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New Investment Management Agreement

It is proposed that the Fund enter into the New Investment Management Agreement, to become effective on the Effective Date. Under Section 15(a) of the Investment Company Act, the New Investment Management Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the Shareholders of the Fund. If the Shareholders of the Fund do not approve the New Investment Management Agreement for the Fund, the Board may consider other alternatives. The New Investment Management Agreement contains terms that are the same as the terms of the Current Investment Management Agreement, except that (i) the effective date of the New Investment Management Agreement will change, and the initial term of the New Investment Management Agreement will commence on the later of March 21, 2014 or the date that Shareholders of the Fund approve the Proposal (the “Effective Date”), (ii) the new Investment Management Agreement with respect to the Master Fund, while providing for the same Management Fee to be paid by the Master Fund under the Master Fund’s current Investment Management Agreement, allocates the Management Fee between Barlow and Ascendant Capital Partners; (iii) pursuant to the New Investment Management Agreement, the Fund appoints Barlow Partners, Inc. as the Fund’s investment adviser and Ascendant Capital Partners. LP as the Fund’s sub-advisor, subject to the duties as provided for in the New Investment Management Agreement (iv) Barlow will not be providing any administrative services to the Fund and, therefore, will not receive an administrative services fee from the Fund, and (v) certain limitation of liability, indemnification and termination provisions are different, as described below.

Under the Master Fund’s new Investment Management Agreement, the Master Fund will pay the same Management Fee as under the Master Fund’s current Investment Management Agreement. Pursuant to the Master Fund’s current Investment Management Agreement, as well as the new Investment Management Agreement, the Master Fund pays an annual Management Fee equal to 1.50% of the Master Fund’s net assets, which is subject to a fee adjustment based on the Master Fund’s rolling twelve month performance. Specifically, the monthly Management Fee equals one-twelfth of the applicable Net Management Fee based on the Master Fund’s annual performance for the preceding twelve-month period. The Management Fee Adjustment is determined in accordance with the Master Fund’s rolling twelve month return. If the Master Fund’s rolling twelve month performance is 6.00% of the Master Fund’s capital account or greater (which includes realized and unrealized appreciation and income with respect to the underlying portfolio), the fee is 1.50%. If the Master Fund’s rolling twelve month performance drops below 6.00%, the management fee adjusts to 1.00%. However, the Management Fee paid under the Master Fund’s new Investment Management Agreement will be allocated to Barlow and Ascendant Capital Partners. Ascendant Capital Partners will be allocated a portion of the Management Fee based on the net revenues (however the Management Fee paid by the Master Fund will be based on net assets, as under the current Investment Management Agreement) generated from the Master Fund, depending on the Master Fund’s assets, as follows: for assets under $60 million, Ascendant Capital Partners will receive 100% of the Management Fee and Barlow will receive 0% of the Management Fee; for assets from $60 million to $100 million, Ascendant Capital Partners will receive 75% of the Management Fee and Barlow will receive 25% of the Management Fee; for assets from $100 million to $300 million, Ascendant Capital Partners and Barlow will each receive 50% of the Management Fee; and for assets over $300 million, Ascendant Capital Partners will receive 25% of the Management Fee and Barlow will receive 75% of the Management Fee. Net revenues are defined as revenues after any sales commissions, platform fees, fee rebates or selling fees. A form of the Fund’s New Investment Management Agreement is attached to this Proxy Statement as Appendix A, and the description of the Fund’s New Investment Management Agreement is qualified in its entirety by reference to Appendix A.

Barlow Partners, Inc.

Barlow Partners, Inc. is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Barlow Partners, Inc. serves as the investment adviser for other funds and accounts, and manages their investment operations and performs, or arranges for the performance of, their day-to-day management. Barlow is located at 880 Third Avenue, 3rd floor, New York, NY 10022 and has acted as an investment adviser since 1994.   Based upon the considerations described below under “Board Considerations,” the Fund’s Board, including the Independent Trustees, unanimously approved the New Investment Management Agreement for the Fund.

Duties and Obligations. The New Investment Management Agreement for the Fund provides that Barlow will manage the investment and reinvestment of the Fund’s assets, and will continuously review, supervise and (where appropriate) administer the investment program of the Fund, and to determine in its discretion (where appropriate) the investments to be purchased or sold. Barlow will select investments through its Investment Committee. Pursuant to the New Investment Management Agreement, Ascendant Capital Partners, LP is appointed as the Fund’s sub-advisor, subject to the supervision and oversight of Barlow. Gary Shugrue, the Fund’s current portfolio manager will continue to serve as the Fund’s portfolio

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manager under the New Investment Management Agreement. Mr. Shugrue will be a member of the Investment Committee. If Mr. Shugrue resigns, the Investment Committee will continue to make the investment decisions. Ascendant Capital Partners, LP in collaboration with Barlow, will be involved in all aspects of the Fund’s investment program including portfolio construction, manager selection and manager due diligence.

  Limitation of Liability. The Current Investment Management Agreement for the Fund provides that Ascendant Capital Partners, LP will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of obligations and duties under the Current Investment Management Agreement.

Under the New Investment Management Agreement, neither Barlow nor Ascendant Capital Partners LP guarantees the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that may be used or the success of the overall management of the Fund. Under the New Investment Management Agreement, the Fund understands that investment decisions made for the Fund by Barlow and Ascendant Capital Partners LP are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

Indemnification. The New Investment Management Agreement, unlike the Current Investment Management Agreement, provides for certain indemnifications by Barlow and Ascendant Capital Partners LP. Under the New Investment Management Agreement, Barlow will indemnify Ascendant Capital Partners LP and the Fund (“Sub-Advisor Indemnified Persons”) from and against any and all suits, actions, legal or administrative proceedings or investigations, claims, demands, damages, liabilities, interest, loss, costs and expenses, including reasonable attorneys’ fees, disbursements and court costs (“Losses”), which the Sub-Advisor Indemnified Persons may sustain arising out of Barlow’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the agreement; provided, however, that the Sub-Advisor Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of Ascendant Capital Partner’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the agreement, or violation of applicable law.

The New Investment Management Agreement, unlike the Current Investment Management Agreement, provides that Ascendant Capital Partners, LP will indemnify Barlow and the Fund (the “Adviser Indemnified Persons”) from and against any and all Losses, which the Adviser Indemnified Persons may sustain arising out of Ascendant Capital Partner’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the agreement;  provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of Barlow’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the agreement, or violation of applicable law

Term and Termination. Assuming approval by the Shareholders, the New Investment Management Agreement shall remain in effect until two years from its date of execution and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Investment Management Agreement for the Fund may be terminated at any time without the payment of any penalty (i) by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund upon giving not less than 30 nor more than 60 days’ written notice to Barlow and Ascendant Capital Partners, or (ii) by Barlow or Ascendant Capital Partners on 90 days’ written notice to the Fund. The New Investment Management Agreement for the Fund will also immediately terminate in the event of its assignment, as defined in the 1940 Act. These provisions of the New Investment Management Agreement are substantially similar to the provisions of the Current Investment Management Agreement.

The new Investment Management Agreement, unlike the Current Investment Management Agreement, provides that in the event that Ascendant Capital Partners resigns or is terminated by either the Board or Fund Shareholders, Barlow agrees to resign no later than the date of Ascendant Capital Partner’s resignation or termination and agrees not to provide further services to the Fund. In the event that either Barlow or Ascendant Capital Partners are no longer capable of fulfilling its duties under the New Investment Management Agreement, the Fund’s Board may retain either Barlow or Ascendant Capital Partners. In either case, the Board will exercise its obligations by selecting another investment adviser for the Fund, or considering other appropriate action in the interests of shareholders. The Fund’s Board may seek to retain another investment adviser as soon as possible so as to minimize any risk to shareholders in continuity of portfolio management, or may elect to dissolve the Fund in exercise of its fiduciary duty and in accordance with applicable law

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Board Considerations

Current Investment Management Agreement. On December 16, 2013, the Board, including the Independent Trustees, approved the renewal of the Fund’s Current Investment Management Agreement for another one-year term.

New Investment Management Agreement. At a meeting of the Board on January 22, 2014, the Board of Directors of the Fund reviewed and considered the approval of the proposed New Investment Management Agreement among the Fund, Barlow and Ascendant Capital. Pursuant to the proposed New Investment Management Agreement, Barlow would replace the Current Investment Manager to provide or procure investment management services on behalf of the Fund, and Barlow would retain Ascendant to provide sub-advisory services to the Fund. Following their review and consideration, the Board determined that the proposed New Investment Management Agreement was in the best interests of the Fund’s Shareholders. The Board, including the Independent Directors, approved the New Investment Management Agreement for the Fund and the appointment of Barlow as the Fund’s new investment manager and Ascendant as the Fund’s sub-advisor.

In reaching its decision, the Board requested information from, and was furnished information by, Ascendant and Barlow, as each deemed reasonably necessary for the Board to evaluate the New Investment Management Agreement for the Fund. The Board evaluated a number of factors and considerations listed below that it believed, in light of its own business judgment, to be relevant to its determination.

1.	The Board considered the reputation, financial strength and resources of Barlow, an investment management firm specializing in equity long-short strategies since 1994, and Ascendant Capital Partners, the strength of Barlow’s and Ascendant’s resources and investment capabilities as well as the services to be provided to the Fund by Barlow and Ascendant Capital Partners.

2.	The Board noted that Ascendant will give the Fund access, at least comparable to the Fund’s current access under the Current Investment Management Agreement, to the same portfolio manager currently responsible for managing the Fund, who has specialized hedge fund expertise in performing research and due diligence on hedge fund advisers, the ability to monitor the performance of hedge fund advisers and identify new investment opportunities, and in portfolio management of hedge fund assets.

3.	The Board noted that the management fee payable by the Master Fund pursuant to the Master Fund’s new Investment Management Agreement will be the same as the management fee currently in effect for the Master Fund pursuant to its current Investment Management Agreement. The Board also considered that Barlow and Ascendant Capital Partners each will be allocated a portion of the management fee paid by the Master Fund for its services as adviser and sub-advisor, respectively. The Board also noted that all administrative services would remain the same as are in place prior to the New Investment Management Agreement.

4.	The Board noted the undertaking by Barlow to assume all of the costs and expenses of preparing, printing, and mailing this Proxy Statement and related solicitation expenses, and certain other expenses directly attributable to the new proposed investment management agreement.

During the Board’s extensive review process, the Board, including the Independent Trustees, considered, among other things, the following factors: the terms and conditions of the proposed New Investment Management Agreement, including the differences from the Current Investment Management Agreement; and: (i) the nature, scope and quality of services that Barlow and Ascendant are expected to provide to the Fund (ii) the Fund’s performance and the performance of other funds and accounts managed by Barlow, (iii) the Master Fund’s management fee and the portion of the fee to be paid to each of Barlow and Ascendant Capital Partners, and the costs of services provided and the profits expected to be realized by Barlow and Ascendant Capital Partners, (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which fee levels reflect such economies of scale, and (v) ancillary benefits and other factors. The Board evaluated the New Investment Management Agreement in light of the information they had requested and received from Barlow and Ascendant Capital Partners in connection with the meeting. The Board members reviewed this information with members of Barlow and Ascendant Capital Partners and legal counsel to the Fund and Ascendant Capital Partners. The Board members also discussed the New Investment Management Agreement in an executive session, at which no representatives of Barlow or Ascendant Capital Partners were present. The Board considered whether the New Investment Management Agreement would be in the best interests of the Fund’s Shareholders. The Board also based its decision on the following considerations, among others,

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although they did not identify any that was all important or controlling of its discussions, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Barlow and Ascendant under the New Investment Management Agreement, including portfolio management and investment research. The Board was advised that there was no expected diminution in the nature, quality and extent of advisory services provided to the Fund. The Board considered the qualifications of Barlow’s Investment Committee, and determined after review of their background and experience that they would be a benefit to the Fund. The Board received information about Barlow’s and Ascendant’s significant experience with respect to alternative investment strategies and due diligence of hedge fund investments, and the substantial resources, including personnel, that each could provide with respect to the Fund. The Board noted the Fund’s current portfolio manager, Gary Shugrue, will continue to manage the Fund pursuant to the New Investment Management Agreement, and that Mr. Shugrue will become a member of Barlow’s Investment Committee. In addition, the Board members considered the relative responsibilities of Barlow and Ascendant Capital Partners with respect to management of the Fund and determined that the relative services to be provided by the Barlow and Ascendant Capital Partners would be in the Fund's best interests.

Performance, Fees and Expenses of the Fund; Profitability. The Board considered the capabilities of Barlow with respect to managing similar funds and accounts, and considered comparative fund performance and management fee information. The Board noted that the Fund’s performance was within the range of performances of comparative funds. The Board also considered that management fees charged to the Master Fund would be the same under the Master Fund’s new Investment Management Agreement as under its current Management Agreement. The Board members also noted that Ascendant Capital Partner’s fees will be paid pursuant to an allocation of the management fee between Barlow and Ascendant, so that no additional expenses would be borne by the Master Fund (and indirectly by the Fund) for the engagement of Ascendant Capital Partners as the sub-advisor. The Board further considered the management fee allocation between Barlow and Ascendant Capital Partners, based on the relative services provided to the Master Fund. The Board members considered management fees charged by Barlow to certain comparable institutional and other accounts managed by Barlow, as well as other comparative funds, noting that the Fund’s management fee was within the range of management fees charged by Barlow although with any incentive allocation such fee would be higher than the management fee for the other accounts managed by Barlow. The Board noted that the Master Fund’s management fee is within the rage of management fees charged to comparative funds. The Board also considered the compensation to be paid to Barlow and Ascendant Capital Partners for services as adviser and sub-advisor, in light of the costs incurred and the services provided by each. The Board members considered the relative profitability expected for Barlow and Ascendant Capital Partners with respect to the services they each provide to the Fund at various asset levels.

Economies of Scale. The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the management fee reflects these economies of scale for the benefit of the Fund’s shareholders. After discussions with the Board members concerning Barlow’s and Ascendant Capital Management’s expected profitability and growth in Fund assets, the Board noted that it would address the issue of economies of scale if Fund assets grow.

Other Benefits of the Relationship. The Board considered other benefits to Barlow and Ascendant that may be derived from their relationship with the Fund. The Board noted that Barlow may realize potential benefits to the relationships between its clients who seek alternative investment opportunities through Barlow’s suite of products in which the Fund would now be included.

General Conclusion. After considering and weighing all of the above factors, the Board, including the Independent Trustees, unanimously concluded that it would be in the best interests of the Fund and its Shareholders to approve the New Investment Management Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Additional Information About Barlow and Ascendant

The name, address and principal occupation of the principal executive officers and Shareholders of the board of directors of Barlow are set forth in Appendix C. The name, address and principal occupation of the principal executive officers and directors of Ascendant are set forth in Appendix C.

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Vote Required

With respect to the Proposal, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund. The Board authorized the submission of the Proposal for consideration by the Shareholders in this Proxy Statement. All shares represented by properly executed proxies, unless such proxies have previously been revoked by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Shareholder executing the proxy is present at the meeting and votes in person, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the Interests will be voted “FOR” each Proposal.

The Fund will vote its Master Fund interest for or against the Master Fund proposals proportionately to the instructions to vote for or against such matters received from its Shareholders. To the extent that the Fund does not receive voting instructions from its Shareholders, the portion of the Fund's Master Fund interest allocable to such Shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR” the approval of the New Investment Management Agreement.

Security Ownership of Certain Beneficial Owners

To the knowledge of the management of the Fund, as of January 31, 2014, no person owned of record, or was known by the Fund to own beneficially, 5% or more of the value of the outstanding shares of the Fund.

ADDITIONAL INFORMATION

In the event that the necessary Quorum to transact business or the vote required to approve or reject any Proposal for the Fund is not obtained at a Meeting of the Fund, the persons named as proxies may propose one or more adjournments of a Meeting of the Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s interests present in person or by Proxy at a Meeting. In the event a Quorum is present at a Meeting but sufficient votes to approve the Proposal is not received, Proxies (including abstentions and “broker non-votes”, if any) would be voted in favor of one or more adjournments of the Meeting of the Fund with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Abstentions and non-votes will not count as votes in favor of the Proposal, but will be deemed to be present at the Meeting for purposes of determining a Quorum. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal.

SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings of Shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of its Shareholders unless required by the 1940 Act. Any Shareholder who wishes to submit proposals for consideration at a meeting of Shareholders of the Fund should send such proposal to the offices of the Fund. To be considered for presentation at a Shareholder meeting, rules promulgated by the SEC require that, among other things, a Shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Shareholders may submit proposals at the meeting for consideration by Fund management. However, such shareholder proposals may not be adopted.

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REPORTS TO SHAREHOLDERS

The Fund’s most recent Annual Report for the Fund’s most recent fiscal year end has been previously sent to Shareholders and is available without charge upon request from ACP FUNDS TRUST by calling 610-688-4180 or emailing sstrid@acpfunds.com

INTEREST OF CERTAIN PERSONS

The Current Investment Manager and certain of their respective directors, officers, and employees, including persons who are Directors or officers of the Fund, may be deemed to have an interest in certain of the Proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such Proposals.

OTHER BUSINESS

The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote all interests that they are entitled to vote on any such matter, utilizing such Proxy in accordance with their best judgment on such matters.

By Order of the Board of Trustees,

Gary Shugrue
Director and President
ACP Funds Trust

February 21, 2014

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APPENDIX A

FORM OF
INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this __ day of _____, 2014, by and among ACP Funds Trust, a Delaware statutory trust (the “Trust”), Barlow Partners Inc. (the “Adviser”), a Delaware corporation and Ascendant Capital Partners, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Trust is registered as a non-diversified, closed-end series management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser and Sub-Adviser are both separately registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act’); and

WHEREAS, the Trust desires to retain the Adviser and the Sub-Adviser to render investment management services with respect to the series set forth in Exhibit A attached hereto and such other series as the Trust and the Adviser may agree upon (the “Fund” or “Funds”), and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	Duties of Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Trust, to determine in its discretion (where appropriate) the investments to be purchased or sold, to provide Pinnacle Fund Administration (the “Administrator”) and the Trust with records concerning the Adviser’s activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust’s officers and Board of Trustees (the “Trustees”) concerning the Adviser's discharge of the foregoing responsibilities. The retention of the Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Trustees and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations of each Fund as set forth in its Private Placement Memorandum (“PPM”), Statement of Additional Information and Declaration of Trust, as amended from time to time, and applicable laws and regulations.

The Adviser accepts such employment and agrees, at its own expense, to render the services required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2.	Duties of Sub-Adviser. The Trust hereby appoints the Sub-Adviser to act as an investment sub-adviser for the Funds, subject to the supervision and oversight of the Adviser and the Trustees. The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services required by it to perform the services on the terms and for the compensation provided herein. Gary
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Shugrue, the Sub-Adviser’s Chief Investment Officer (“CIO”) and President, will serve as Portfolio Manager of the Funds, and will have final say on all portfolio management decisions. The Sub-Adviser in collaboration with the Adviser will be involved in all aspects of Trust’s investment program including, without limitation, portfolio construction, manager selection, and manager due diligence.

The Sub-Adviser accepts such appointment and shall discharge its duties in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations of each Fund as set forth in its PPM, Statement of Additional Information and Declaration of Trust, as amended from time to time, and applicable laws and regulations.

3.	Trust Transactions. The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s investments and is directed to use its best efforts to obtain the best net results as described from time to time in the Fund’s PPM and Statement of Additional Information. The Sub-Adviser will promptly communicate to the Adviser, Administrator and to the officers and the Trustees such information relating to the Trust’s investment transactions as they may reasonably request. Additionally, the Adviser reserves the right to direct the Sub-Adviser, upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten (10) business days of receiving such notice.

4.	Compensation. For the services to be rendered by the Adviser and Sub-Adviser as provided in this Agreement, the Trust shall pay an annual management fee (the “Management Fee”) equal to 1.50% of the net asset value of each Member’s Units. The Management Fee shall be subject to an adjustment (the “Management Fee Adjustment”) based on the annual returns of each Member’s Units. The Management Fee is calculated and accrued monthly and paid out on a monthly basis. The Management Fee will be determined in accordance with the scale as specified in Exhibit B, which is attached and made part of this Agreement. The Management Fee shall be allocated to the Adviser and the Sub-Adviser as described in Exhibit B. For purposes of determining the Management Fee, net assets will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of net assets.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.	Other Expenses. The Adviser shall pay all expenses of printing and mailing reports, PPMs, Statements of Additional Information, and sales literature relating to the solicitation of prospective shareholders. The Trust shall pay all expenses of mailing to existing shareholders PPMs, Statements of Additional Information, proxy solicitation material and shareholder reports.

6.	Excess Expenses. If the expenses for the Trust for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the Sub-Adviser shall bear such excess cost.

Expenses payable by the Adviser pursuant to this Section 6 shall be paid on a monthly basis (subject to fiscal year end reconciliation) by the Sub-Adviser.

7.	Reports. The Trust, the Adviser, and Sub-Adviser each agree to furnish to the others, if applicable, current PPMs, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.
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8.	Status of Adviser and Sub-Adviser. The services of the Adviser and Sub-Adviser to the Trust are not to be deemed exclusive, and the Adviser and Sub-Adviser shall both be free to render similar services to others so long as the services to the Trust are not impaired thereby. The Adviser and Sub-Adviser shall each be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

9.	Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act which are prepared or maintained by the Adviser or Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

10.	Liability and Indemnification.

(a) Neither the Adviser nor the Sub-Adviser guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that may be used or the success of the overall management of the Funds by Adviser and Sub-Adviser. The Trust understands that investment decisions made for the Funds by Adviser and Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

(b) The Adviser shall indemnify the Sub-Adviser, the Trust and the Funds (“Sub-Adviser Indemnified Persons”) from and against any and all suits, actions, legal or administrative proceedings or investigations, claims, demands, damages, liabilities, interest, loss, costs and expenses, including reasonable attorneys’ fees, disbursements and court costs (“Losses”), which the Sub-Adviser Indemnified Persons?? may sustain arising out of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

(c) The Sub-Adviser shall indemnify the Adviser, the Trust and the Funds (the “Adviser Indemnified Persons”) from and against any and all Losses, which the Adviser Indemnified Persons may sustain arising out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

11.	Representations.

(a) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Trust and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in
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equity, before or by any court, public board or body, involving the affairs of the Trust, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(b) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

12.	Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser and Sub-Adviser (or any successors thereof) as directors, partners, officers, or members, or otherwise; directors, partners, officers, agents, and members of the Adviser are or may be interested in the Trust as Trustees, Members or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise.

13.	License of Sub-Adviser's Name. The Sub-Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Trust and the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.

14.	Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by vote of a majority of the outstanding voting securities of the Trust; provided, however, that if the Shareholders of the Trust fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

Adviser agrees that it could not perform the advisory services hereunder without the substantial participation of the Sub-Adviser. In the event that the Sub-Adviser resigns or is terminated by either the Board or Fund Members, Adviser agrees to resign hereunder no later than the date of such Sub-Adviser resignation or termination, as the case may be, and agrees not to provide further services to the Funds. Adviser further agrees to take no action with the intent of inducing the Board or the Fund Members to terminate the Sub-Adviser, including without limitation, seeking the termination of the Funds. Notwithstanding the foregoing, should either the Adviser or the Sub-Adviser be no longer capable of fulfilling its duties under this Agreement, the Board may retain either the Adviser or the Sub-Adviser, as the case may be, if necessary pursuant to the Board’s fiduciary obligations and responsibilities under applicable law. The obligations and prohibitions of Adviser pursuant to this Paragraph shall survive the termination of this Agreement.

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This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees or by vote of a majority of the outstanding voting securities of the Trust on not less than 30 days nor more than 60 days written notice to the Adviser and Sub-Adviser, or by the Adviser or Sub-Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 14, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

15.	Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

(a) if to the Trust:
150 N. Radnor Chester Rd., Suite C220
Radnor, PA 19087
Attention: President;

(b) if to the Adviser:
880 Third Avenue, 3rd Floor
NYC, NY 10022
Attention: President

(c) if to the Sub-Adviser:
150 N. Radnor Chester Rd.
Suite C220, Radnor, PA 19087
Attention: President

16.	Amendment. This Agreement may be amended by the mutual consent of the parties only if such amendment, if material, is specifically approved by the vote of: (i) a majority of the Trustees who are not interested persons; and (ii) a majority of the Fund’s outstanding voting securities (unless such approval is not required by Section 15 of the Investment Company Act.

17.	Severability. This If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

ACP FUNDS TRUST

By: _______________

Name: Gary E. Shugrue

Title: President & Chief Investment Officer

Attest:

ASCENDANT CAPITAL PARTNERS

By: _______________

Name: Gary E. Shugrue

Title: President & Chief Investment Officer

Attest:

BARLOW PARTNERS INC.

By: _______________

Name: George Hambrecht

Title: President

Attest:

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EXHIBIT A

FUNDS

ACP Institutional Series Strategic Opportunities Fund

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EXHIBIT B

MANAGEMENT FEE

(1) Management Fee and Management Fee Adjustment

The Adviser and Sub-Adviser shall receive an annual Management Fee equal to 1.00% or 1.50% of the Fund’s net assets, depending on the Management Fee Adjustment based on the Fund’s trailing twelve month return, which includes realized and unrealized appreciation and income. Specifically, the actual monthly Management Fee will equal one-twelfth of the applicable Net Management Fee below based on the Fund’s annual return for the preceding twelve-month period. The Management Fee will be calculated and accrued monthly and paid monthly. The Management Fee Adjustment will be determined in accordance with the following scale:

Return for the Prior 12 - Month Period	Management Fee Adjustment	Net Management Fee
Less than 6.00% of the Fund’s capital account	- 0.50%	1.00%
Greater than 6.00% of the Fund’s capital account	-----	1.50%

(2) Allocation of Management Fee.

The Sub-Adviser will be allocated a portion of the Management Fee based on the net revenues generated from the Fund and dependent on the assets under management (AUM) and in accordance with the table below. Net revenues are defined as revenues after any sales commissions, platform fees, fee rebates or selling fees. To clarify, the Sub-Adviser will receive 100% on the fees from first $60mm of AUM, 75% of the fees from the AUM between $60mm to $100mm, 50% of the fees from the AUM between $100mm and $300,000,000 then 25% of the fees from the AUM greater than $300,000,000

Range	% to Sub-Adviser	% to Adviser

<= $60,000,000	100%	0%
$60,000,000 to $100,000,000	75%	25%
$100,000,000 to $300,000,000	50%	50%
>$300,000,000	25%	75%

B-1

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 APPENDIX C

The name, address and principal occupation of the principal executive officers and directors of Barlow Partners, Inc. and Ascendant Capital Partners LP are set forth in the following tables.

Barlow Investment Services LLC

The business address for each of the following officers and directors is 880 Third Avenue, 3rd Floor, New York, NY 10022, except as otherwise indicated.

Name	Principal Occupation

George A. Hambrecht	President & CCO
Elizabeth R. Hilpman	Chief Investment Officer
Ted Werthman	Senior Portfolio Manager
Julia B. Dailey	Chief Operating Officer
Buck Glenn	Analyst

Ascendant Capital Partners LP

The business address for each of the following officers and directors is 150 N. Radnor Chester, Rd., Suite C-220 Radnor, PA 19087 except as otherwise indicated.

Name	Principal Occupation
Gary E. Shugrue	President & CIO
Stephanie Strid Davis	Director and Officer

C-1

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ACP FUNDS TRUST
c/o Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Stephanie Davis as proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on this Proxy, all of the Limited Liability Company Interests of ACP FUNDS TRUST (the “Fund”) held of record by the undersigned on the Record Date, January 31, 2014, at the special meeting of Shareholders of the Fund to be held on March 21, 2014 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted “FOR” each of the Proposals.

By signing and dating this Proxy, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. Please complete and return this Proxy as soon as possible.

The Board unanimously recommends that you vote in favor of each of the proposals set out in this Proxy.

PROPOSAL 1):	FOR THE	AGAINST THE	WITHHOLD AUTHORITY TO VOTE ON
Approval of New Investment management Agreement. PROPOSAL 2): To transact such other business as may properly come before the Meeting or any adjournment thereof.	PROPOSAL ☐ ☐	PROPOSAL ☐ ☐	THE PROPOSAL ☐ ☐

SIGNATURE(S):

FOR INDIVIDUAL INVESTORS	FOR OTHER INVESTORS:
AND JOINT TENANTS:

Signature	Print Name of Investor

Print Name of Investor	Signature

Joint Tenant Signature if necessary	Print Name of Signatory and Title

Print Name of Joint Tenant	Co-signatory if necessary

Print Name and Title of Co-signatory

Date:

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Sign, Date and Return this Proxy As Soon As Possible

Please return the completed Proxy to Pinnacle Fund Administration by Fax: 1- 704-752-8997 or by mail to:

Pinnacle Fund Administration

C/O ACP Proxy Tabulator
15720 John J. Delaney Drive, Suite 206,
Charlotte NC 28277

If returning by fax, please be sure to sign your card and fax ALL PAGES of the proxy card.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE